UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

---------------------------------

FORM 8-K

---------------------------------

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2011

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071                                                                                                35-1544218
(Commission File Number)                                                                    (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792

Muncie, Indiana                                                                                           47305-2814
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code:  (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On November 23, 2011, First Merchants Corporation (the “Company”) repurchased a warrant to purchase 991,453 shares of the Company’s common stock at an exercise price of $17.55/share with an expiration date of February 20, 2019 (the “Warrant”) held by the United States Department of the Treasury (the “Treasury”).  The Warrant was issued to the Treasury in connection with the Company’s previous participation in the Troubled Asset Relief Program (TARP). The Company was the successful bidder in a private auction for the Warrant conducted by the Treasury with a winning bid of $367,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 23, 2011.

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
      Mark K. Hardwick,
      Executive Vice President and
       Chief Financial Officer